UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2010

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1) Approval of Annual Incentive Plan

On February 23, 2010, the Management Development & Compensation Committee ("MD&C") of the Board of Directors of Financial Institutions, Inc. ("Company") approved the Annual Incentive Plan ("AIP") designed for the Company’s management team.

The AIP divides participants into six tiers with cash incentives determined as a percentage of base salary varying by tier. For Tier 1, 100% of the cash incentive is based on the Company’s performance goals. For Tier 2, 75% of the cash incentive is based on the Company’s performance goals and 25% of the cash incentive is based on department/individual goals. For Tiers 3-6, 50% of the cash incentive is based on the Company’s performance goals and 50% of the cash incentive is based on department/individual goals.

The AIP includes a "gateway goal" related to the Company’s CAMEL rating (as assigned by regulators), where a minimum rating must be achieved for incentives to be earned.

The AIP defines the Company’s performance goals and weightings as follows:
earnings per share ("EPS") weighted at 60%, non-performing assets ("NPAs") weighted at 20%, and efficiency ratio weighted at 20%. The cash incentives earned under the AIP are also subject to a discretionary adjustment to account for extraordinary factors and aspects unique to each individual.

There is a range of opportunity levels for cash incentives under the AIP from a minimum threshold to a maximum. There are minimum levels of performance for both the Company and departments/individuals that must be achieved for cash incentives to be paid. Tiers 1 and 2, as well as selected participants in Tiers 3 through 6, are subject to 30% of the cash incentives being paid after a three year deferral.

The amounts below present the percentages (representing the percentage of base salary) applicable to each tier and the range of opportunity for cash incentives:

Tier 1: Threshold=25%, Target=50%, and Maximum=80%
Tier 2: Threshold=20%, Target=40%, and Maximum=60%
Tier 3: Threshold=15%, Target=30%, and Maximum=40%
Tier 4: Threshold=10%, Target=20%, and Maximum=25%
Tier 5: Threshold=5%, Target=10%, and Maximum=13%
Tier 6: Threshold=2.5%, Target=5%, and Maximum=7%

The Company’s executive officers participating in the 2010 AIP are as follows:

Tier 1: Peter G. Humphrey (President and Chief Executive Officer)
Tier 2: John J. Witkowski (Executive Vice President and Retail Banking Executive)
Tier 2: Martin K. Birmingham (Executive Vice President and Commercial Banking Executive)
Tier 2: George D. Hagi (Executive Vice President and Chief Risk Officer)
Tier 2: Richard J. Harrison (Executive Vice President and Senior Retail Lending Administrator)
Tier 2: Karl F. Krebs (Executive Vice President and Chief Financial Officer)
Tier 2: R. Mitchell McLaughlin (Executive Vice President and Chief Information Officer)

The Company participated in the Troubled Asset Relief Program ("TARP") Capital Purchase Program ("CPP") under the Emergency Economic Stabilization Act of 2008 ("EESA"), as amended by the American Recovery and Reinvestment Act of 2009 ("ARRA"). The ARRA places limitations on the Company’s ability to pay cash incentives to certain employees. These restrictions apply during the period in which the obligation to Treasury remains outstanding (the "TARP Period"). Therefore, to remain in compliance with TARP, the cash incentives earned under the AIP may be awarded in the form of restricted stock for certain executives.

(2) Approval of Long-Term Incentive Plan and Restricted Stock Awards to Officers

On February 23, 2010, the MD&C Committee of the Board of Directors of the Company approved the Long-Term Incentive Plan ("LTIP") designed for the Company’s management team.

The LTIP divides participants into three tiers with target restricted stock incentives for Tiers 1 and 2 determined as a percentage of base salary varying by tier. For Tier 3, restricted stock awards are discretionary as recommended by the Chief Executive Officer, whereby individual grants will not exceed 15% of base salary.

The LTIP includes a "gateway goal" related to the Company’s CAMEL rating (as assigned by regulators), where a minimum rating must be achieved for incentives to be earned.

The LTIP incentive is based on the Company’s performance goals, which are defined and weighted similar to the AIP as follows: earnings per share ("EPS") weighted at 60%, non-performing assets ("NPAs") weighted at 20%, and efficiency ratio weighted at 20%.

There is a range of opportunity levels for restricted stock incentives under the LTIP from a minimum threshold to a maximum. There are minimum levels of performance for the Company that must be achieved for the restricted stock incentives to be earned.

The amounts below present the percentages (representing the percentage of base salary) applicable to each tier and the range of opportunity for restricted stock incentives:

Tier 1: Threshold=12.5%, Target=25%, and Maximum=31.3%
Tier 2: Threshold=10%, Target=20%, and Maximum=25%
Tier 3: Discretionary pool where individual grants will not exceed 15%

The Company’s executive officers participating in the 2010 LTIP and the number of restricted stock awards granted on February 23, 2010 are as follows:

Tier 1: Peter G. Humphrey (President and Chief Executive Officer) 9,661 restricted shares
Tier 2: John J. Witkowski (EVP and Retail Banking Executive) 4,392 restricted shares
Tier 2: Martin K. Birmingham (EVP and Commercial Banking Executive) 3,985 restricted shares
Tier 2: George D. Hagi (EVP and Chief Risk Officer) 3,841 restricted shares
Tier 2: Richard J. Harrison (EVP and Senior Retail Lending Administrator) 3,875 restricted shares
Tier 2: Karl F. Krebs (EVP and Chief Financial Officer) 3,488 restricted shares
Tier 2: R. Mitchell McLaughlin (EVP and Chief Information Officer) 2,810 restricted shares

In addition to the restricted shares awarded to the seven executive officers above, there was a pool of 9,600 restricted shares awarded to 16 other officers.

The restricted stock awards were granted under the Company’s 2009 Management Stock Incentive Plan. The award vests 50% on February 23, 2012 and 50% on February 23, 2013, subject to the achievement of the Company’s performance goals for the year, subject to the participant's continued employment with the Company and subject to accelerated vesting upon the death of the participant. However, as long as the Company is a "TARP recipient," as defined under the Interim Final Rules, the award may become transferable only in 25% increments at the time of the Company's repayment of 25%, 50%, 75% and 100%, respectively, of the financial assistance it received under the CPP, or as may be required to satisfy tax obligations incurred in connection with the vesting of the restricted shares. The unvested restricted stock is not entitled to receive dividends.

A copy of the form of the Restricted Stock Agreement is included in this Current Report as Exhibit 10.1 and is incorporated herein by reference.

(3) Approval of Restricted Stock Awards to Executive Officers

On February 23, 2010, the MD&C Committee of the Board of Directors of the Company approved special, one-time restricted stock awards to executive officers.

The following seven executive officers each received 2,500 shares of restricted stock:

Peter G. Humphrey (President and Chief Executive Officer)
John J. Witkowski (EVP and Retail Banking Executive)
Martin K. Birmingham (EVP and Commercial Banking Executive)
George D. Hagi (EVP and Chief Risk Officer)
Richard J. Harrison (EVP and Senior Retail Lending Administrator)
Karl F. Krebs (EVP and Chief Financial Officer)
R. Mitchell McLaughlin (EVP and Chief Information Officer)

The restricted stock awards were granted under the Company’s 2009 Management Stock Incentive Plan. The awards vest on February 23, 2014 (or February 23, 2012 if the participant is age 62 or older on the date of grant), subject to the participant's continued employment with the Company and subject to accelerated vesting upon the death of the participant. However, as long as the Company is a "TARP recipient," as defined under the Interim Final Rules, the award may become transferable only in 25% increments at the time of the Company's repayment of 25%, 50%, 75% and 100%, respectively, of the financial assistance it received under the CPP, or as may be required to satisfy tax obligations incurred in connection with the vesting of the restricted shares. The unvested restricted stock is not entitled to receive dividends.

A copy of the form of the Restricted Stock Agreement is included in this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On February 25, 2010, Financial Institutions, Inc. issued a press release announcing the declaration of a cash dividend of $0.10 per common share. The Company also announced dividends of $0.75 per share on Series A 3% Preferred Stock and $2.12 per share on Series B-1 8.48% Preferred Stock. All dividends are payable on April 2, 2010 to shareholders of record on March 15, 2010. The full text of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:
10.1 Form of Restricted Stock Award Agreement Pursuant to the Financial Institutions, Inc. 2009 Management Stock Incentive Plan. (LTIP award)
10.2 Form of Restricted Stock Award Agreement Pursuant to the Financial Institutions, Inc. 2009 Management Stock Incentive Plan. (Special, one-time award)
99.1 Press Release issued by Financial Institutions, Inc. on February 25, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

March 1, 2010	By:	Karl F. Krebs

Name: Karl F. Krebs
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement Pursuant to the Financial Institutions, Inc. 2009 Management Stock Incentive Plan. (LTIP award)
10.2	Form of Restricted Stock Award Agreement Pursuant to the Financial Institutions, Inc. 2009 Management Stock Incentive Plan. (Special, one-time award)
99.1	Press Release issued by Financial Institutions, Inc. on February 25, 2010